 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2026
Date of Report (Date of earliest event reported)

NEWSMAX INC.
(Exact name of registrant as specified in its charter)

Florida	024-12567	99-2600308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 Park of Commerce Drive, Suite 100
Boca Raton, Florida 33487
(Address of principal executive offices and zip code)

(561) 686-1165
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value per share	NMAX	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 19, 2026, the Board of Directors (the “Board”) of Newsmax Inc. (the “Company”) appointed David Evans as a member of the Board to fill an existing vacancy, effective immediately. The Board also appointed Mr. Evans to the Audit Committee of the Board, effective immediately, to serve alongside the other members of the Audit Committee, Rene Alexander Acosta and Paula J. Dobriansky.

The Board has determined that Mr. Evans is “independent” pursuant to the rules of The New York Stock Exchange and other governing laws and applicable regulations. Mr. Evans will receive compensation for his service as a non-employee member of the Board as set forth in the Company’s Director Compensation Policy.

There are no arrangements or understandings between Mr. Evans and any other person pursuant to which he was selected as a director, and there are no transactions in which the Company is a party and in which Mr. Evans has a material interest subject to disclosure under Item 404(a) of Regulation S-K. In connection with his appointment, Mr. Evans executed the Company’s standard form of indemnification agreement for directors a copy of which was filed as Exhibit 6.7 to the Company’s Offering Statement on Form 1-A filed with the SEC on February 7, 2025.

Item 7.01 - Regulation FD Disclosure

On March 23, 2026, the Company issued a press release announcing the appointment of Mr. Evans as a member of the Board, as described in Item 5.02 above. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 disclosure, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated March 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2025

Newsmax Inc.

By:	/s/ Darryle Burnham
Name:	Darryle Burnham
Title:	Chief Financial Officer